Exhibit 99.1

TRIANGLE PETROLEUM ANNOUNCES CLOSING OF PUBLIC OFFERING OF COMMON STOCK

Denver, Colorado, August 14, 2013 — Triangle Petroleum Corporation (“Triangle” or the “Company”) (NYSE MKT: TPLM) announced today that it has completed its previously announced registered offering of 15,000,000 shares of common stock. The offering resulted in aggregate net proceeds to the Company of approximately $88.4 million, after deducting underwriting discounts and commissions and other estimated offering expenses. The public offering was underwritten by Wells Fargo Securities and Simmons & Company International, as joint book-running managers, and Scotiabank/Howard Weil, Johnson Rice & Company L.L.C., Canaccord Genuity, Baird and Global Hunter Securities, as co-managers. The Company has also granted the underwriters a 30-day option to purchase up to an additional 2,250,000 shares of common stock to cover over-allotments, if any.

This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

About Triangle

Triangle (NYSE MKT: TPLM) is a vertically integrated, growth oriented energy company with a strategic focus on developing the Bakken Shale and Three Forks formations in the Williston Basin of North Dakota and Montana. For more information, visit Triangle’s website at www.trianglepetroleum.com.

Forward-Looking Statements Disclosure

Certain statements in this press release regarding strategic plans, expectations and objectives for future operations or results are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties that could cause actual results to differ materially from the results contemplated by the forward-looking statements, including the risks discussed in the Company’s annual report on Form 10-K and the Company’s other filings with the SEC. These forward looking statements include, but are not limited to, statements about: history of losses; speculative nature of oil and natural gas exploration, particularly in the Bakken Shale and Three Forks formations on which the Company is focused; changes in estimates of proved reserves; substantial capital requirements and inability to access additional capital; reductions in the borrowing base under the Company’s credit facility; reallocations or reductions in the fiscal 2014 capital budget; inability to meet the drilling schedule; changes in tax regulations applicable to the oil and natural gas industry; results of acquisitions; relationships with partners and service providers; inability to acquire additional leasehold interests or other oil and natural gas properties; defects in title to the Company’s oil and natural gas interests; inability to manage growth in the Company’s businesses, including the business of RockPile Energy Services and Caliber Midstream; changes in the Company’s executive management team; inability to control properties that the Company does not operate; lack of diversification; competition in the oil and natural gas industry; global financial conditions; oil and natural gas realized prices; future production and development costs; inability to market and distribute oil and natural gas produced; inability to meet financial and production guidance; failure to achieve anticipated benefits of securities offerings; cancellation of expected RockPile Energy Services completion jobs by third-party operators; delays or complications in Caliber Midstream’s construction operations; Caliber Midstream’s inability to secure third-party contracts; seasonal weather conditions; government regulation of the oil and natural gas industry, including potential regulations affecting hydraulic fracturing and environmental regulations such as climate change regulations; cybersecurity risks; aboriginal claims; uninsured or underinsured risks; the effect of the Company’s commodity derivative instruments and hedging program; the completion, timing and expected benefits of the pending acquisitions; various actions to be taken or requirements to be met in connection with completing the pending acquisitions; production, revenue, income and operations of the Company following completion of the pending acquisitions; and a material weakness in internal accounting controls. The forward-looking statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its website or otherwise. The Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise.

Contact

Triangle Petroleum Corporation

Justin Bliffen, Chief Financial Officer

303-260-7125

info@trianglepetroleum.com